UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 5, 2011

Viasystems Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-15755	75-2668620
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 S. Hanley Road, Ste. 1800, St. Louis, Missouri		63105
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	314-727-2087

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers
On June 29, 2011, the Compensation Committee of the Board of Directors of Viasystems Group, Inc. (the "Company") adopted a nonqualified 401k Savings Restoration Plan (the "Restoration Plan") for the benefit of certain participants in the Company’s tax-qualified 401(k) Retirement Savings Plan (the "Savings Plan") whose benefits are reduced as a consequence of applicable IRS limits on the level of contributions and benefits. For those executive officers participating in the Savings Plan, the Restoration Plan is designed to provide participants a comparable level of retirement benefits to those provided to other participants in the Savings Plan who are not affected by the IRS limits, relative to their compensation. As of the date of adoption, there were estimated to be 19 participants in the Restoration Plan (all of whom hold a title of Vice President or above and have a combined base and target bonus that exceeds the IRS limits as defined in Section 401(a)(17) of the Internal Revenue Code), including all of the Company’s named executive officers. Every year, the Company will contribute to the Restoration Plan for each participant an amount equal to the difference between the contribution payable to his or her Savings Plan calculated with and without application of the IRS limitations. Company contributions to the Restoration Plan vest at the same rate and time as the contributions would vest if contributed to the Savings Plan, except that the first contributions, to be made in July or August 2011, will have a 13 month vesting hurdle. In addition, beginning January 1, 2012, participants of the Restoration Plan will have the ability to defer base salary and bonus up to 50% and 85%, respectively. All deferrals are governed by the Restoration Plan and intended to be consistent with Section 409A of the Internal Revenue Code. The foregoing description of the Restoration Plan does not purport to be complete and is qualified in its entirety by reference to the Restoration Plan, which will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viasystems Group, Inc.

July 5, 2011	By:	/s/ Christopher R. Isaak

Name: Christopher R. Isaak
Title: V.P., Corporate Controller and Chief Accounting Officer